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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 (the "Report") of Sistersville Bancorp, Inc., the ("Company") as filed with the Securities and Exchange Commission on the date hereof, I, Stanley M. Kiser, President and Chief Executive Officer, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/ Stanley M. Kiser
                                          --------------------------------------
                                          Stanley M. Kiser
                                          President and Chief Executive Officer
                                          (Principal Executive Officer
                                             and Principal Accounting and
                                             Financial Officer)

August 8, 2002